Exhibit 99.5
                                  ------------




                          REGISTRATION RIGHTS AGREEMENT


                                  by and among


                     AVALON DIGITAL MARKETING SYSTEMS, INC.


                                       and


                         AVALON ACQUISITION COMPANY, LLC


                                       and


                              NETWORKS DIRECT, INC.


                                       and


                             THE MULLIGAN GROUP, LLC


                                   dated as of

                                December 9, 2004


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         REGISTRATION RIGHTS AGREEMENT, dated as of December 9, 2004 (the
"Agreement"), by and among Avalon Digital Marketing Systems, Inc., a Delaware corporation, Avalon Acquisition Company, LLC, a Delaware limited liability company, and Networks Direct, Inc., a Delaware corporation, (individually a "Purchaser," and, collectively, the "Purchasers"), and The Mulligan Group, LLC, a Utah limited liability company ("Mulligan"), and such other persons who become signatories hereto from time to time as provided for herein.

         WHEREAS, pursuant to the Note and Warrant Purchase and Security Agreement, dated as of May 28, 2004 (the "Purchase and Security Agreement"), by and among the Company and the Purchasers, upon the terms and subject to the conditions contained therein, the Company will issue and sell to the Purchasers the Securities (as defined below) of the Company upon the effectiveness of the Plan (as defined below);

         WHEREAS, to induce the Purchasers to execute and deliver the Purchase and Security Agreement and to consummate the transactions contemplated thereby, the Company has agreed to provide the Purchasers with the rights set forth in this Agreement;

         WHEREAS, pursuant to the terms of the Mulligan Settlement Agreement (as defined below) Mulligan made certain concession with respects to its Secured Claim (as defined below); and

         WHEREAS, as part of such concessions, Mulligan agreed to reduce its Secured Claim by $87,000 (the "Option Concession") in exchange for the agreement of the Company to issue options to purchase the Option Shares (as defined below) to Mulligan and to make Mulligan a party to this Agreement with respect to the Option Shares.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings (except that those capitalized terms used herein that are not defined herein shall have the meanings provided in the Purchase and Security Agreement):

         1.1. "Affiliate" means with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

         1.2. "Assignee" has the meaning set forth in Section 4.2.

         1.3. "Common Stock" means any shares of common stock, par value $0.0001 per share, of the Company, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company or any successor thereof which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, reverse split, stock dividend, recapitalization of the Company or otherwise.

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         1.4. "Company" shall mean Avalon Digital Marketing Systems, Inc., a
Delaware corporation, and shall include any successor thereto by reorganization, merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

         1.5. "Convertible Securities" shall mean (i) any options or warrants to purchase or other rights to acquire Common Stock, including rights to the Option Shares granted to Mulligan pursuant to the Mulligan Settlement Agreement, (ii) any securities by their terms convertible into or exchangeable for Common Stock, and (iii) any options or warrants to purchase or other rights to acquire any such convertible or exchangeable securities.

         1.6. "Demand Exercise Notice" has the meaning set forth in Section 2.2(a).

         1.7. "Demand Registration" has the meaning set forth in Section 2.2(a).

         1.8. "Effectiveness Date" means, with respect to the registration statement required to be filed under Section 2.1(a) hereof, the earlier of (a) the 120th calendar day following the Filing Date (140th calendar day in the event of a full review by the SEC) and (b) the fifth trading day following the date on which the Company is notified by the SEC that such registration statement will not be reviewed or is no longer subject to further review and comments.

         1.9. "Event" has the meaning set forth in Section 2.1(b).

         1.10. "Event Date" has the meaning set forth in Section 2.1(b).

         1.11. "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

         1.12. "Filing Date" has the meaning set forth in Section 2.1(a).

         1.13. "Form S-3" means a Form S-3 registration statement under the Securities Act, and any successor or similar form thereto.

         1.14. "Holder" means each of the Purchasers, Mulligan and any Assignee.

         1.15. "Holder Demand" has the meaning set forth in Section 2.2(a).

         1.16. "indemnified party" means any Person seeking indemnification pursuant to Section 2.8.

         1.17. "indemnifying party" means any Person from whom indemnification is sought pursuant to Section 2.8.

         1.18. "Indemnitees" has the meaning set forth in Section 2.8(a).

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         1.19. "Initiating Holder" means the party or parties delivering a
Holder Demand as provided for under Section 2.2(a).

         1.20. "Purchase and Security Agreement" has the meaning set forth in the recitals.

         1.21. "Losses" has the meaning set forth in Section 2.8(a).

         1.22. "Majority Participating Holders" means, at any time, Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1, Section 2.2 or Section 2.3.

         1.23. "Mulligan" means The Mulligan Group, LLC, a Utah limited liability company.

         1.24. "Mulligan Settlement Agreement" means that certain Amended and Restated Settlement Agreement and Mutual Release, dated October, 2004, by and among Mulligan, Tyler Thompson, Matthew Greene, the Company, and the Official Committee of Unsecured Creditors, which Mulligan Settlement Agreement was approved by an order (the "Order") of the United States Bankruptcy Court, District of Utah, Central Division, dated November 3, 2004 (Case No. 03-35180).

         1.25. "NASD" means National Association of Securities Dealers, Inc.

         1.26. "Option Concession" has the meaning set forth in the recitals.

         1.27. "Option Shares" has the meaning set forth in the Mulligan Settlement Agreement.

         1.28. "Participating Holders" means any Holder in the case of registration pursuant to Section 2.1 or any Holder participating in any offering of Registrable Securities in the case of registration pursuant to Section 2.2 or
Section 2.3.

         1.29. "Person" means an individual, a corporation, a partnership, a limited liability company, a business, an association, a trust, an individual, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         1.30. "Purchaser" or "Purchasers" has the meaning set forth in the introduction.

         1.31. "Registrable Securities" means (i) any shares of Common Stock acquired by the Holders from the Company or a third party on or after the date hereof, including shares of Common Stock acquired upon exercise or conversion of Convertible Securities, including the Securities and the Option Shares, that are acquired by the Holders from the Company after the date hereof and (ii) any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof, in respect of, in exchange for, or upon conversion of shares of Common Stock acquired by the Holders on or after the date hereof, including shares of Common Stock acquired upon exchange for or conversion of

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Convertible Securities, including the Securities and the Option Shares, that are acquired by the Holders from the Company or a third party after the date hereof, pursuant to a plan of reorganization, merger, consolidation, stock split, reverse split, stock dividend, recapitalization of the Company or otherwise. For purposes of this Agreement, a Person will be deemed to a Holder of Registrable Securities whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion, exercise or exchange of any Convertible Securities but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall not be required to convert, exercise or exchange such Convertible Security (or otherwise acquire such Registrable Security) to participate on any registered offering hereunder until the closing of such offering. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (b) when such securities shall have been sold pursuant to Rule 144 under the Securities Act.

         1.32. "Registration Expenses" means all fees and expenses incurred in connection with the Company's performance of or compliance with Section 2 hereof, including, without limitation, (i) all registration, filing and applicable SEC fees, NASD fees, national securities exchange or inter-dealer quotation system fees, and fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters and the Participating Holders in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), (ii) all printing (including printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and printing preliminary and final prospectuses), word processing, duplicating, telephone and facsimile expenses, and messenger and delivery expenses, (iii) all fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, (iv) all fees and expenses of one law firm or other counsel selected by the Majority Participating Holders, (v) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, (vi) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practices, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all fees and disbursements of the underwriters (other than underwriting discounts and commissions), (ix) all transfer taxes and
(x) all expenses incurred in connection with promotional efforts or "roadshows"; provided, however, that Registration Expenses shall exclude, and the Participating Holders shall pay ratably, underwriting discounts and commissions in respect of the Registrable Securities being registered for such Participating Holders.

         1.33. "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.34. "Section 2.3 Sale Amount" has the meaning set forth in Section 2.3(c).

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         1.35. "Secured Claim" has the meaning set forth in the Mulligan
Settlement Agreement.

         1.36. "Securities" means the Notes and the Warrants purchased by the Purchasers from the Company pursuant to the Purchase and Security Agreement.

         1.37. "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

         1.38. "Selected Courts" has the meaning set forth in Section 4.4(b).

         SECTION 2. Registration Under Securities Act.

         2.1. Registration.

              (a) Registration by the Filing Date. On or prior to the 90th calendar day from the date of completion of the Restructuring (the "Filing Date"), the Company shall prepare and file with the SEC the registration statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The registration statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the registration shall be on another appropriate form in accordance herewith). The Company shall cause the registration statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its best efforts to keep the registration statement filed hereunder continuously effective under the Securities Act until such date when all Registrable Securities covered by the registration statement (a) have been sold pursuant to the registration statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

              (b) Liquidated Damages. If by virtue of the Company's willful conduct: (i) a registration statement is not filed on or prior to its Filing Date or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five trading days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a registration statement will not be "reviewed," or not subject to further review, or (iii) prior to the date when such registration statement is first declared effective by the SEC, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such registration statement within ten trading days after the receipt of comments by or notice from the SEC that such amendment is required in order for a registration statement to be declared effective, or (iv) a registration statement filed or required to be filed hereunder is not declared effective by the SEC on or before the Effectiveness Date, or (v) after a registration statement is first declared effective by the

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SEC, it ceases for any reason to remain continuously effective as to all
Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the prospectus therein to resell such Registrable Securities, for in any such cases ten trading days (which need not be consecutive days) in the aggregate during any 12-month period (any such failure or breach that was caused by the Company's willful misconduct being referred to as an "Event," and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five trading day period is exceeded, or for purposes of clauses (iii) the date which such ten trading day period is exceeded, or for purposes of clause (v) the date on which such ten trading day period is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall issue to each Holder the number of fully paid, nonassessable shares of Common Stock, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder for the Registrable Securities then held by such Holder; provided that with respect to Mulligan, such purchase price shall be deemed to be an amount equal to the Option Concession.

         2.2. Registration on Demand.

              (a) Demand. At any time or from time to time, a Holder or Holders holding Registrable Securities may require the Company to effect the registration under the Securities Act of all or part of their respective Registrable Securities (each, a "Demand Registration"), by delivering a written request (a "Holder Demand") therefor to the Company specifying the number of shares of Registrable Securities to be registered and the intended method of distribution thereof. As promptly as practicable, but no later than five days after receipt of a Holder Demand, the Company shall give written notice (the "Demand Exercise Notice") of the Holder Demand to all Holders. Such Holders shall have the option, within 30 days after the receipt of the Demand Exercise Notice (or, 15 days if, at the request of the Initiating Holder, the Company states in such written notice or gives telephonic notice to each Holder, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the registration shall be on another appropriate form in accordance herewith) and
(ii) such shorter period of time is required because of a planned filing date), to request, in writing, that the Company include in such registration any Registrable Securities held by such Holder (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder). The Company shall as expeditiously as possible use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Initiating Holder and any other Holders which have made such written request. The Company shall (i) use its best efforts to effect the registration of Registrable Securities for distribution in accordance with the intended method of distribution set forth in a written request delivered by the Majority Participating Holders, and (ii) if requested by the Majority Participating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

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              (b) Registration Statement Form. Registrations under this Section
2.2 shall be on such appropriate form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the Majority Participating Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in such Participating Holders' requests for such registration, including, without limitation, a continuous or delayed basis offering pursuant to Rule 415 under the Securities Act. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Participating Holders and counsel to the Company, is necessary or desirable to be included therein.

              (c) Selection of Underwriters. The underwriters of each underwritten offering of the Registrable Securities pursuant to this Section 2.2 shall be selected by the Majority Participating Holders.

              (d) Right to Withdraw. Any Participating Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section 2.2 at any time prior to the effective date of such registration statement by giving written notice to the Company of its request to withdraw. Upon receipt of notices from the Majority Participating Holders to such effect, the Company shall cease all efforts to obtain effectiveness of the applicable registration statement.

              (e) Priority in Registrations on Demand. Whenever the Company effects a registration pursuant to this Section 2.2 in connection with an underwritten offering by Holders, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Majority Participating Holders consent in writing to the inclusion therein of such other securities, which consent may be subject to terms and conditions determined by the Majority Participating Holders in their sole discretion. If any registration pursuant to a Holder Demand involves an underwritten offering and the managing underwriter(s) of such offering shall inform the Company in writing of its belief that the number of Registrable Securities requested to be included in such registration pursuant to this
Section 2.2, when added to the number of any other securities to be offered in such registration, would materially adversely affect such offering, then the Participating Holders shall be entitled to participate on a pro rata basis based on the number of shares of Registrable Securities requested to be included in the offering by each such Participating Holder prior to the inclusion of any securities other than Registrable Securities.

         2.3. Piggyback Registration.

              (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its equity securities under the Securities Act by registration on Form S-1, S-2 or S-3, or any successor or similar form(s) (except registrations (i) pursuant to Section 2.2, (ii) solely for registration of equity securities in connection with an employee benefit plan (as defined in 405 of the Securities Act) or dividend reinvestment plan on Form S-8 or any successor form thereto or (iii) in connection with any acquisition or merger on Form S-4 or any successor form thereto), whether or not for sale for its own account, it will each such time give prompt written notice (but in no event less than 30 days prior to the initial filing of a registration statement with respect thereto) to each of the Holders of its intention to do so and such notice shall offer the Holders of such Registrable Securities the opportunity to register under such registration statement such number of Registrable Securities as each such Holder may request in writing. Upon the written request of any of the Holders (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder), made as promptly as practicable and in any event within 30 days after the receipt of any such notice

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(or, 15 days if the Company states in such written notice or gives telephonic notice to each Holder, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company shall include in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by each Holder; provided, however, that if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company shall give written notice of such determination and its reasons therefor to the Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith as provided hereunder), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration under Section 2.2 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
2.3 shall relieve the Company of its obligation to effect any registration upon request under Section 2.2.

              (b) Right to Withdraw; Option to Participate in Shelf Takedowns. Any Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section
2.3 at any time prior to the effective date of such registration statement by giving written notice to the Company of its request to withdraw. In the event that the Holder has requested inclusion of Registrable Securities in a shelf registration, the Holder shall have the right, but not the obligation, to participate in any offering of the Company's equity securities under such shelf registration.

              (c) Priority in Piggyback Registrations. If any registration pursuant to this Section 2.3 involves an underwritten offering and the managing underwriter(s) of such offering shall inform the Company in writing of its belief that the number of Registrable Securities requested to be included in such registration or offering, when added to the number of other equity securities to be offered in such registration or offering, would materially adversely affect such offering, then the Company shall include in such registration or offering, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such registration or offering without so materially adversely affecting such registration or offering (the "Section 2.3 Sale Amount"), (i) all of the securities proposed by the Company to be sold for its own account; (ii) thereafter, to the extent the
Section 2.3 Sale Amount is not exceeded, the Registrable Securities requested by the Participating Holders (provided that if all of the Registrable Securities

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requested by the Participating Holders may not be included, the Participating
Holders shall be entitled to participate on a pro rata basis based on the aggregate number of shares of Registrable Securities requested by the Participating Holders to be registered); and (iii) thereafter, to the extent the
Section 2.3 Sale Amount is not exceeded, any other securities of the Company requested to be included by Company stockholders holding other such registration rights.

              (d) Selection of Underwriters. The underwriters of each underwritten offering of the Registrable Securities pursuant to this Section 2.3 shall be selected by the Company provided that the Majority Participating Holders shall have the right to select a co-managing underwriter.

         2.4. Registration Procedures.

              (a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to
Section 2.1, Section 2.2 or Section 2.3 hereof, the Company shall as expeditiously as possible:

                     (i) prepare and file with the SEC as soon as practicable (and in the case of registration pursuant to Section 2.1, by the Filing Date; and in the case of a demand pursuant to Section 2.2, within 30 days after receipt by the Company of a Demand Exercise Notice) a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof which registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and thereafter use its best efforts to cause such registration statement to become and remain effective
(A) with respect to an underwritten offering, for a period of at least 180 days or until all shares subject to such registration statement have been sold, and
(B) with respect to a shelf registration, until the sale of all Registrable Securities thereunder;

                     (ii) prepare and file with the SEC any amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Participating Holders set forth in such registration statement for such period as provided for in Section 2.4(a)(i) above;

                     (iii) furnish, without charge, to each Participating Holder and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Majority Participating Holders and such underwriters may reasonably request (it being understood that the Company consents to the use of such prospectus or any amendment or supplement thereto by each Participating

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Holder and the underwriters in connection with the offering and sale of the
Registrable Securities covered by such prospectus or any amendment or supplement thereto);

                     (iv) use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such state securities or blue sky laws where an exemption is not available and as the Majority Participating Holders or any managing underwriter shall request, (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (C) to take any and all other actions which may be necessary or advisable to enable the Participating Holders or underwriters to consummate the disposition in such jurisdictions of the securities to be sold by the Participating Holders or underwriters, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 2.4(a)(iv), be obligated to be so qualified;

                     (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Participating Holders to consummate the disposition of such Registrable Securities;

                     (vi) furnish to each Participating Holder and each underwriter a signed counterpart of (A) an opinion of counsel for the Company and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, in each case, addressed to each Participating Holder and each underwriter covering matters with respect to such registration statement (and the prospectus included therein) as such Majority Participating Holders and managing underwriter(s) shall request;

                     (vii) promptly notify each Participating Holder and each managing underwriter (A) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (B) of the receipt by the Company of any comments from the SEC or receipt of any request by the SEC for additional information with respect to any registration statement or the prospectus related thereto or any request by the SEC for amending or supplementing the registration statement and the prospectus used in connection therewith; (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the

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circumstances under which they were made, and in the case of this clause (E), promptly prepare and furnish, at the Company's expense, to each Participating Holder and each managing underwriter a number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (F) at any time when the representations and warranties of the Company contemplated by Section 2.6(a) or (b) hereof cease to be true and correct;

                     (viii) otherwise comply with all applicable rules and regulations of the SEC and file all reports required to be filed under the Exchange Act;

                     (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                     (x) (A) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange;

                     (xi) deliver promptly to counsel to the Participating Holders and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to such registration statement;

                     (xii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                     (xiii) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement and provide the applicable transfer agents with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

                     (xiv) cause its officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and the marketing of the Registrable Securities covered by the registration statement (including, without limitation, participation in "road shows") taking into account the Company's business needs;

                     (xv) enter into and perform its obligations under such customary agreements (including, without limitation, if applicable, an underwriting agreement as provided for in Section 2.6 herein) and take such other actions as the Majority Participating Holders or managing underwriter(s) shall request in order to expedite or facilitate the disposition of such Registrable Securities;

                     (xvi) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or Majority Participating Holders request to be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                     (xvii) cooperate with each Participating Holder and each underwriter, and their respective counsel in connection with any filings required to be made with the NASD, New York Stock Exchange, or any other securities exchange on which such Registrable Securities are traded or will be traded;

                     (xviii) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus contained therein (after the initial filing of such registration statement) provide copies of such document to counsel for the Participating Holders and to each managing underwriter, and make the Company's representatives available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for such Participating Holders or underwriters may request;

                     (xix) furnish to each Participating Holder and each managing underwriter(s), without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                     (xx) cooperate with the Participating Holders and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least five business days prior to any sale of Registrable Securities and instruct any transfer agent or registrar of Registrable Securities to release any stop transfer orders in respect thereof;

                     (xxi) to the extent required by the rules and regulations of the NASD, retain a Qualified Independent Underwriter, which shall be acceptable to the Majority Participating Holders; and

                     (xxii) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable.

              (b) Each Participating Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 2.4(a)(vii)(C) or (E), each Participating Holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of Section 2.4(a)(vii)(E), its receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(a)(vii)(E) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

              (c) If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         2.5. Expenses. The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registration pursuant to Sections 2.1, 2.2 and 2.3 Notwithstanding the foregoing, the provisions of this Section
2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state or the securities laws of any other jurisdiction in the United States and its territories in which the offering is made.

         2.6. Underwritten Offerings.

              (a) Demanded Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Participating Holders pursuant to a registration requested under Section 2.2, the Company shall enter into a customary underwriting agreement with the managing underwriter(s) selected by the Majority Participating Holders (in accordance with Section 2.2(c) hereto). Such underwriting agreement shall be reasonably satisfactory in form and substance to the Majority Participating Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, customary provisions relating to indemnification and contribution which are no less favorable to the recipient than those provided in Section 2.8 hereof. Each Participating Holder shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each

Participating Holder. No Participating Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

              (b) Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.3 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreements. The Participating Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Holders. None of the Participating Holders shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

              (c) Participation in Underwritten Registrations. In the case of an underwritten registration pursuant to Section 2.2 or Section 2.3 hereof, as the Company may from time to time reasonably request in writing, the Company may require the Participating Holders (i) to furnish the Company such information regarding such Participating Holders and the distribution of the Registrable Securities to enable the Company to comply with the requirements of applicable laws or regulations in connection with such registration and (ii) to complete and execute all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company shall not be obligated to effect the registration of any Registrable Securities of a particular Participating Holder unless such information and documents regarding such Participating Holder and the distribution of such Participating Holder's Registrable Securities is provided to the Company.

         2.7. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Participating Holders, the managing underwriter(s), and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, and give each of the foregoing parties access to its books and records, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and such opportunities to discuss the business of the Company and its subsidiaries with their respective directors, officers and employees and the independent public accountants who have certified the Company and its subsidiaries' financial statements, and supply all other information and respond to all inquiries requested by such Participating Holders, managing underwriter(s), or their respective counsel, accountants or other representatives or agents in connection with such registration statement, as shall be necessary or appropriate, in the opinion of counsel to such Participating Holder or managing underwriter(s), to conduct a reasonable investigation within the meaning of the Securities Act, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Majority Participating Holders or the managing underwriter(s) shall object.

         2.8. Indemnification.

              (a) Indemnification by the Company. The Company agrees that in the event of any registration of any Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, (i) each of the Holders and their Affiliates,
(ii) each of the Holders' and their Affiliates' respective Affiliates, officers, directors, successors, assigns, members, partners, shareholders, employees, advisors, representatives, and agents, (iii) each other Person who participates as an underwriter or Qualified Independent Underwriter in the offering or sale of such securities, (iv) each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of the Persons listed in clauses (i),
(ii), (iii) or (iv), and (v) any representative (legal or otherwise) of any of the Persons listed in clauses (i), (ii), (iii) or (iv) (collectively, the "Indemnitees"), from and against any losses, penalties, fines, liens, judgments, suits, claims, damages, liabilities, costs and expenses (including attorney's fees and any amounts paid in any settlement effected in compliance with Section 2.8(e)) or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof, and whether or not such Indemnitee is a party thereto) ("Losses"), to which such Indemnitee has become or may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, or any preliminary prospectus, final prospectus or summary prospectus contained therein, any amendment or supplement thereto, or any documents incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Indemnitee for any legal or any other fees or expenses incurred by it in connection with investigating or defending any such Loss; provided that the Company shall not be liable to an Indemnitee to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or document incorporated by reference, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitee, which specifically states that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

              (b) Indemnification by Participating Holders. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from each Participating Holder so including any Registrable Securities to, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless
(i) the Company, each director and officer of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act and (ii) any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Participating Holder to the Company which specifically states that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement and such Participating Holder shall reimburse such indemnified party for any reasonable legal or any other fees or expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the liability of such indemnifying party under this Section 2.8(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Each Participating Holder shall also indemnify and hold harmless all other prospective sellers and Participating Holders, their respective Affiliates, officers, directors, successors, assigns, members, partners, shareholders, employees, advisors, representatives, and agents, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any such seller or Participating Holder to the same extent as provided above with respect to indemnification of the Company and underwriters.

              (c) Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.8(a) or Section 2.8(b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.8(a) or Section 2.8(b), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.8.

              (d) Defense of Claims. In case any such action or proceeding is brought against an indemnified party, except as provided for in the next sentence, the indemnifying party shall be entitled to participate therein and assume the defense thereof, jointly with any other indemnifying party, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation and the indemnified party shall be entitled to participate in such defense at its own expense. If (i) the indemnifying party fails to notify the indemnified party in writing, within 15 days after the indemnified party has given notice of the action or proceeding, that the indemnifying party will indemnify the indemnified party from and against all Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim, (ii) the indemnifying party fails to provide the indemnified party with evidence acceptable to the indemnified party that the indemnifying party will have the financial resources to defend against the claim or proceeding and fulfill its indemnification obligations hereunder, (iii) the indemnifying party fails to defend diligently the action or proceeding within 10 days after receiving notice of such failure from such indemnified party; (iv) such indemnified party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal defenses available to such indemnified party or other indemnified parties which are not available to the indemnifying party; or (v) if such indemnified party reasonably shall have concluded (upon advice of its counsel) that, with respect to such claims, the indemnified party and the indemnifying party may have different, conflicting, or adverse legal positions or interests then, in any such case, the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any fees and expenses therefor.

              (e) Consent to Entry of Judgment and Settlements. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, provided, that, in the case where the indemnifying party shall have failed to take any of the actions listed in clauses (i), (ii) or (iii) of the last sentence of Section 2.8(d), the indemnified party shall have the right to compromise or settle such action on behalf of and for the account, expense, and risk of the indemnifying party and the indemnifying party will remain responsible for any Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the action or proceeding to the fullest extent provided in this Section 2.8. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and
(C) does not require any action other than the payment of money by the indemnifying party.

              (f) Contribution. If for any reason the indemnification provided for in Sections 2.8(a), (b) or (g) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then, in lieu of the amount paid or payable under Sections 2.8(a), (b) or (g), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, with respect to the statements or omissions which resulted in such Loss, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.8(f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this
Section 2.8(f). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.8(a), (b) or (g) shall be deemed to include, subject to the limitations set forth in Sections 2.8(a), (b) and
(g), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding anything in this Section 2.8(f) to the contrary, no Participating Holder shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such Participating Holder from the sale of the Registrable Securities in the offering to which the Losses of the indemnified parties relate.

              (g) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.8 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under state or blue sky law or regulation. The indemnification agreements contained in this Section 2.8 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee or other indemnified party and shall survive the transfer of any of the Registrable Securities by any such party.

              (h) Indemnification Payments. The indemnification and contribution required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or a Loss is incurred.

         2.9. Limitation on Sale of Securities. If the Company receives a request for registration pursuant to an underwritten offering of Registrable Securities pursuant to Section 2.2 or 2.3 hereof, and if such a request is being implemented or has not been withdrawn or abandoned, the Company agrees that (i) the Company shall not effect any public or private offer, sale, distribution or other disposition of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company or effect any registration of any of such securities under the Securities Act (in each case, other than (x) option grants to employees pursuant to the Company's option plan, (y) as part of such registration and (z) as a registration using Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, during the period beginning on the date the Company receives such request until 180 days after the effective date of such registration (or such shorter period as the managing underwriter(s) may require) and (ii) the Company shall use its best efforts to obtain from each of its officers, directors and beneficial owners of 5% or more of Common Stock, an agreement not to effect any public or private offer, sale, distribution or other disposition of Common Stock, or any securities that are convertible or exchangeable or exercisable for Common Stock, during the period referred to in clause (i) of this paragraph, including, without limitation, a sale pursuant to Rule 144 under the Securities Act. The Company agrees to cause each holder of Common Stock, or any securities that are convertible or exchangeable or exercisable for Common Stock, purchased or otherwise acquired from the Company (other than in a public offering) at any time after the date of this Agreement to agree not to effect any public or private offer, sale, distribution or other disposition of any such securities during the period referred to in clause (i) of the preceding sentence, including, without limitation, a sale pursuant to Rule 144 under the Securities Act.

         2.10. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Holders to sell any Registrable Securities pursuant to any effective registration statement.

         2.11. Rule 144; Rule 144A; Regulation S. The Company covenants that, at its own expense, it will promptly file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act or (ii) any similar rule or regulation hereafter adopted by the SEC. Within 5 calendar days after receipt of the request of a Holder, the Company, at its own expense, will deliver to such Holder (i) a written statement as to whether it has complied with such requirements (and such Holder shall be entitled to rely upon the accuracy of such written statement), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents as such Holder may reasonably request in order to avail itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

         2.12. Adjustments. At the request of the Holders, in the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Section 2 shall be appropriately adjusted. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holders to include any Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all steps necessary to effect a combination or subdivision of shares if in the judgment of the Holders or managing underwriter(s) such combination or subdivision would enhance the marketability of the Registrable Securities.

         SECTION 3. Subsequent Registration Rights; No Inconsistent Agreements.

         3.1. Limitations on Subsequent Registration Rights. From and after the date of this Agreement until the Holders and their respective assigns shall no longer hold any Registrable Securities, without the prior written consent of the Holders, the Company shall not enter into an agreement that grants a holder or prospective holder of any securities of the Company demand or piggyback registration rights that by their terms are not subordinate to the registration rights granted to the Holders in this Agreement. Notwithstanding the foregoing, if after the date of this Agreement the Company enters into any other agreement with respect to the registration of any of its equity securities, and the terms contained therein are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement (insofar as they are applicable) with respect to the Holders, then the terms of this Agreement shall immediately be deemed to have been amended without further action by the Company or the Holders so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

         3.2. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in Section 2 or otherwise conflicts with the provisions of Section 2, other than any customary lock-up agreement with the underwriters in connection with any offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period (not to exceed 180 days) following such offering. The Company warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Except as set forth on Schedule
3.2 hereto, the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

         SECTION 4. Miscellaneous.

         4.1. Amendments and Waivers. This Agreement and any of the provisions hereof may be amended, waived (either generally or in a particular instance and either retroactively or prospectively), modified or supplemented, in whole or in part, only by written agreement of the Company and all of the Holders; provided, however, that the observance of any provision of this Agreement may be waived in writing by the party that will lose the benefit of such provision as a result of such waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall


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

any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The execution of a counterpart signature page to this Agreement after the date hereof by any Person as provided for herein shall not require consent of any party hereto and shall not be deemed an amendment to this Agreement.

         4.2. Assignment; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and any of their respective successors, personal representatives and permitted assigns who agree in writing to be bound by the terms hereof. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Holders. Any Holder may, at its election and at any time or from time to time, assign its rights and delegate its duties under this Agreement, in whole or in part, to an Affiliate, to a partner of such Holder or Affiliate or to any Person to whom the Holder sells, assigns or otherwise transfers any of its Registrable Securities (an "Assignee"); provided that, no such assignment shall be binding upon or obligate the Company to any such Assignee unless and until the Assignee delivers to the Company (i) a written notice stating the name and address of the Assignee and identifying the securities with respect to which such rights are being assigned, if any, and (ii) a written instrument by which such Assignee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such Assignee were a party hereto (or executes and delivers to the Company a counterpart to this Agreement and agrees to be treated as a "Holder" for all purposes of this Agreement).

         4.3. Notice. Unless otherwise provided herein, all notices, requests, demands, claims and other communications provided for under the terms of this Agreement shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery, or if sent by reputable overnight courier, on the first business day following the date of such mailing, as follows:

         if to the Company:

                     Avalon Digital Marketing Systems, Inc.
                     5255 N. Edgewood Drive
                     Suite 250
                     Provo, UT 84604
                     Fax: (801) 225-1361
                     Attn: President & Chief Executive Officer

                     with a copy to:

                     Durham Jones & Pinegar
                     111 East Broadway
                     Suite 900
                     Salt Lake City, UT 84111
                     Fax: (801) 415-3500
                     Attn: Penrod W. Keith, Esq.

                     if to the Purchasers:

                     at the address specified for each Purchaser on the signature pages hereto with a copy to:

                     Fulbright & Jaworski L.L.P.
                     666 Fifth Avenue
                     New York, NY 10103
                     Fax:    (212) 318-3400
                     Attn: Merrill M. Kraines, Esq.

                     and

                     if to Mulligan:

                     The Mulligan Group, LLC
                     4378 North Stone Crossing
                     Provo, UT 84604
                     Attn: Tyler Thompson

                     with a copy to:

                     Stoel Rives LLP
                     201 South Main Street
                     Suite 1100
                     Salt Lake City, UT 84111
                     Fax: (801) 578-6999
                     Attn: Matthew C. Fleming, Esq.

         Any party may by notice given in accordance with this Section 4.3 designate another address or person for receipt of notices hereunder.

         4.4. Governing Law; Venue; Service of Process; Waiver of Jury Trials.

              (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

              (b) Venue and Service of Process. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the courts of the State of New York in New York county and the United States District Court for the Southern District of New York (the "Selected Courts") for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any action or proceeding relating thereto except in the Selected Courts, provided, that, a party may commence any action or proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of any process, summons, notice or document in any action or proceeding by registered first-class mail, postage prepaid, return receipt requested or by nationally recognized courier guaranteeing overnight delivery in accordance with Section 4.3 hereof and agrees that such service of process shall be effective service of process for any action or proceeding brought against it in any such court, provided, that, nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; (iii) waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the Selected Courts; and (iv) waives and agrees not to plead or claim in any court that any such action or proceeding brought in any such Selected Court has been brought in an inconvenient forum.

              (c) Waiver of Jury Trial. With respect to any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, each of the parties hereby irrevocably, to the extent not prohibited by applicable law that cannot be waived, waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any action arising in whole or in part under or in connection with this Agreement or the transactions contemplated hereby, whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise, and agrees that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained-for agreement among the parties irrevocably to waive its right to trial by jury in any action or proceeding whatsoever between them relating to this Agreement or the transactions contemplated hereby. Such action or proceeding shall instead be tried in a Selected Court by a judge sitting without a jury.

         4.5. Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached and further agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance of the terms and provisions of this Agreement. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover, to the extent permitted by applicable law, attorneys' fees in addition to its costs and expenses and any other available remedy.

         4.6. Further Assurances. Each party hereto shall cooperate with each other party, shall do and perform or cause to be done and performed all further acts and things, and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.7. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         4.8. Entire Agreement. This Agreement, the Purchase and Security Agreement, the Notes, the Warrants and the documents referred to herein or therein or delivered pursuant hereto or thereto, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, the Purchase and Security Agreement, the Notes, the Warrants and the documents referred to herein or therein or delivered pursuant hereto or thereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

         4.9. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         4.10. Defaults. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

         4.11. General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Agreement are for convenience of reference only and shall not in any way affect the meaning or interpretation of any of the provisions hereof. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole, and references herein to Sections refer to Sections of this Agreement. Words of inclusion shall not be construed as terms of limitation herein, so that references to "include", "includes" and "including" shall not be limiting and shall be regarded as references to non-exclusive and non-characterizing illustrations.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                      AVALON DIGITAL MARKETING SYSTEMS, INC.


                                      By: /s/ ROBERT WEBBER
                                      ------------------------------------------
                                      Name: Robert Webber
                                      Title: Chairman

                                      AVALON ACQUISITION COMPANY, LLC


                                      By: /s/ MICHAEL S. LUTHER
                                      ------------------------------------------
                                      Name: Michael S. Luther
                                      Title: Managing Member
                                      Address for Notice:
                                        1315 Ridgewood Ave.
                                        Omaha, NE 68124
                                        Fax:


                                      NETWORKS DIRECT, INC.


                                      By: /s/ MICHAEL S. LUTHER
                                      ------------------------------------------
                                      Name: Michael S. Luther
                                      Title: Managing Member
                                      Address for Notice:
                                        1315 Ridgewood Ave.
                                        Omaha, NE 68124
                                        Fax:


                                      THE MULLIGAN GROUP, LLC


                                      By:  /s/ TYLER THOMPSON
                                      ------------------------------------------
                                      Name: Tyler Thompson
                                      Title: Member
                                      Address for Notice:
                                        4376 N. Stone Crossing
                                        Provo, UT  84604
                                        Fax:





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